UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

Commission File Number: 000-53311

Jayhawk Energy, Inc.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	20-0990109 (I.R.S. Employer Identification No.)

6240 E. Seltice Way, Suite C, Post Falls, Idaho, 83854

(Address of principal executive offices) (Zip Code)

208-667-1328

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05

Amendments to the Registrant’s Code of Ethics or Waiver of a Provision of the Code of Ethics

On February 24, 2010, the Board of Directors approved an amendment and restatement to the Code of Ethics, originally filed as Exhibit 14 to the Current Report on July 3, 2008.  This Amendment replaces in its entirety the original Code of Ethics disclosed on July 3, 2008.  The amended Code of Ethics and Disclosure Policy is attached hereto as Exhibit 14.

Item 8.01

Other Events

On February 24, 2010, Lindsay Gorrill, Chief Executive Officer and Chief Financial Officer of the Company, adopted a stock trading plan designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  Mr. Gorrill will sell shares of common stock on the open market at prevailing prices, subject to the terms of the Trading Plan and in accordance with Rule 144 of the Securities Act of 1933, as amended, and the policies set forth in the Code of Ethics and Disclosure Policy, attached hereto as Exhibit 14.

Item 9.01

Financial Statements and Exhibits

Ex. 14

Code of Ethics and Disclosure Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JayHawk Energy, Inc.

Date: February 24, 2010	By:	/s/ Linday Gorrill
Name: Lindsay Gorrill Title: CEO & CFO